MAINSTAY FUNDS TRUST

THE MAINSTAY FUNDS

Supplement dated December 15, 2017 (“Supplement”) to:

MainStay Equity Funds, MainStay Income and Mixed Asset Funds,

MainStay Target Date Funds and MainStay Asset Allocation Funds

Statement of Additional Information dated February 28, 2017,

as amended November 15, 2017, as supplemented; and

MainStay Cushing® Funds Statement of Additional Information,

dated March 31, 2017, as supplemented;

MainStay Absolute Return Multi-Strategy Fund and

MainStay Tax Advantaged Short Term Bond Fund

Statement of Additional Information

dated August 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Statement of Additional Information.

At a Special Meeting of Shareholders held on October 23, 2017, shareholders of the Funds approved the election of eight Trustees to the Boards of the Trusts, each of whom already served as Trustee. Each Trustee is elected to serve until his or her successor is elected and qualified or until his or her resignation, death or removal.

The Special Meeting was then adjourned and reconvened on December 14, 2017 when the following series of MainStay Funds Trust, also approved amendments to each Fund’s fundamental investment restrictions.

MainStay Conservative Allocation Fund	MainStay Moderate Allocation Fund
MainStay Epoch U.S. All Cap Fund	MainStay Moderate Growth Allocation Fund
MainStay Floating Rate Fund	MainStay S&P 500 Index Fund
MainStay Growth Allocation Fund	MainStay Total Return Bond Fund
MainStay Indexed Bond Fund

Effective immediately, the fundamental investment restrictions of the Funds listed above are as follows:

1.	Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.	Each Fund may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.	Each Fund may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.	Each Fund may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.	Each Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.	Each Fund may make loans to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.	Each Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

For the purposes of this fundamental investment restriction, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly- owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the diversified financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

8.	Each Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.